APRIL 2014
FS Investment Corporation
AN INTRODUCTION TO FSIC
PRESENTED BY:
Exhibit 99.2
Franklin Square Capital Partners is not affiliated with Franklin Resources/Franklin Templeton Investments or the Franklin Funds.

Important Considerations

An investment in the common stock of FS Investment Corporation (FSIC, we or us) involves a high degree of risk and may be considered speculative. The following are some of the risks an investment in our common stock involves; however, you should carefully consider all of the information found in the section of our Forms 10-Q and 10-K filings entitled “Risk Factors” and in our other public filings before deciding to invest in shares of our common stock.
• An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.
• Investing in middle-market companies involves a number of significant risks, any one of which could have a material adverse effect on our operating results.
• A lack of liquidity in certain of our investments may adversely affect our business.
• We are subject to financial market risks, including changes in interest rates, which may have a substantial negative impact on our investments.
• We have borrowed funds to make investments, which increases the volatility of our investments and may increase the risks of investing in our securities.
• We have limited operating history and are subject to the business risks and uncertainties associated with any new business.
• Our distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to us for investment.
This presentation is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any securities of
FSIC.  The tender offer will be made only pursuant to an offer to purchase, letter of transmittal and related materials (the Tender
Materials) that FSIC intends to distribute to its stockholders and file with the Securities and Exchange Commission (SEC).  The full details of the tender offer, including complete instructions on how to tender shares of common stock, will be included in the
Tender Materials, which FSIC will distribute to stockholders and file with the SEC upon the commencement of the tender offer.
Stockholders are urged to carefully read the Tender Materials when they become available because they will contain important information, including the terms and conditions of the tender offer. Stockholders may obtain free copies of the Tender Materials that FSIC files with the SEC at the SEC’s website at: www.sec.gov or by calling the information agent who will be identified in the
Tender Materials.  In addition, stockholders may obtain free copies of FSIC’s filings with the SEC from FSIC’s website at:
www.fsinvestmentcorp.com or by contacting FSIC at Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, PA 19104 or by phone at (877) 628-8575.

Forward-Looking Statements

Some of the statements in this presentation constitute forward-looking statements because they relate to future events or the future performance or financial condition of FSIC. The forward-looking statements contained in this presentation may include statements as to: our future operating results;
our business prospects and the prospects of our portfolio companies; the impact of the investments that we expect to make; the ability of our portfolio companies to achieve their objectives; our current and expected financings and investments; the adequacy of our cash resources, financing sources and working capital; the timing and amount of cash flows, distributions and dividends, if any, from our portfolio companies; our contractual arrangements and relationships with third parties; actual and potential conflicts of interest with FB Income Advisor, LLC (FB Advisor), FS Investment
Advisor, LLC, FS Energy and Power Fund, FSIC II Advisor, LLC, FS Investment Corporation II, GSO / Blackstone Debt Funds Management LLC or
any of their respective affiliates; the dependence of our future success on the general economy and its effect on the industries in which we may invest;
our use of financial leverage; the ability of FB Advisor to locate suitable investments for us and to monitor and administer our investments; the ability of FB Advisor or its affiliates to attract and retain highly talented professionals; our ability to maintain our qualification as a regulated investment company (RIC) and as a business development company (BDC); the impact on our business of the Dodd-Frank Wall Street Reform and Consumer
Protection Act and the rules and regulations issued thereunder; the effect of changes to tax legislation and our tax position; the tax status of the enterprises in which we invest; our ability to complete the listing of our shares of common stock on the New York Stock Exchange LLC (NYSE); our ability to complete the related tender offer; and the price at which shares of our common stock may trade on the NYSE, which may be higher or lower than the purchase price in the tender offer.
In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this presentation involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason. Factors that could cause actual results to differ materially include: changes in the economy; risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; and future changes in laws or regulations and conditions in our operating areas.
We have based the forward-looking statements included in this presentation on information available to us on the date of this presentation. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any additional disclosures that we may make directly to stockholders or through reports that we have filed and may file in the future with the Securities and Exchange Commission (SEC), including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. In addition, information related to past performance, while helpful as an evaluative tool, is not necessarily indicative of future results, the achievement of which cannot be assured. Investors should not view the past performance of
FSIC, or information about the market, as indicative of FSIC’s future results.
Credit ratings may not reflect the potential impact of risks relating to the structure or trading of FSIC’s common stock and are provided solely for informational purposes. Credit ratings are not recommendations to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. FSIC does not undertake any obligation to maintain the ratings or to advise of any change in ratings. Each agency’s rating should be evaluated independently of any other agency’s rating. An explanation of the significance of the ratings may be obtained from each of the rating agencies.

FSIC Listing Details
COMPANY NAME FS Investment Corporation
TICKER / EXCHANGE FSIC / NYSE
ANTICIPATED TIMING
1
April 16, 2014
USE OF PROCEEDS No new proceeds are being raised
LAST REPORTED NET ASSET
VALUE PER SHARE (NAV)
2
$10.27
SHARES OUTSTANDING
2
260,351,067 – all shares will be listed
CURRENT MONTHLY
DISTRIBUTION AMOUNT
3
$0.07425 per share declared in April 2014; 8.68% annualized distribution rate based on last reported NAV
ADVISER / SUB-ADVISER
Adviser: FB Income Advisor, an affiliate of Franklin Square Capital Partners (Franklin Square)
4
Sub-adviser: GSO / Blackstone Debt Funds Management (GSO / Blackstone), a subsidiary of GSO Capital Partners, the credit platform of The Blackstone Group
POST-LISTING TENDER
5
Up to $250 million tender at expected listing
FEE STRUCTURE ON LISTING
6
1.75% management fee on assets
20% incentive fee on capital gains, net of all unrealized and realized losses
20% incentive fee on income, subject to an 8% hurdle and a 3-year high water mark
POTENTIAL POST-TENDER SHARE
PURCHASES
7
Up to $175 million being considered:
4
– $100 million by Franklin Square Holdings
– $25 million by management of FSIC and Franklin Square Holdings
– $50 million by GSO Capital Partners
There can be no assurance FSIC will list in this time frame or at all.
As of February 28, 2014.
On March 31, 2014, FSIC’s board of directors determined to increase the amount of the regular monthly cash distribution payable to stockholders of record from $0.0720 per share to $0.07425 per share effective as of the regular cash distribution payable for April 2014. Distributions are not guaranteed and are subject to the discretion of the board of directors of FSIC.
Franklin Square Holdings, L.P. (Franklin Square Holdings) does business as Franklin Square Capital Partners.
Terms of the FSIC tender offer, including size thereof, are subject to the discretion of FSIC’s board of directors.
FB Income Advisor has recommended that the investment advisory agreement be amended to (i) reduce the annualized hurdle rate used in connection with the calculation of the subordinated incentive fee on income from 8% to 7.5% and (ii) assuming the reduction to the hurdle rate is approved, reduce the base management fee from 2.0% to 1.75% of the average value of FSIC’s gross assets. Pending board and stockholder approvals of both of these proposals, FB Income Advisor has agreed, effective April 1, 2014, to waive a portion of the base management fee to which it is entitled so that the fee received equals 1.75% of the average value of FSIC’s gross assets.
Franklin Square Holdings, members of management of FSIC and Franklin Square Holdings and GSO Capital Partners do not intend to participate in the tender offer. There can be no assurance that
Franklin Square Holdings, any member of management of FSIC and Franklin Square Holdings or GSO Capital Partners will purchase any shares.  Any such purchases may be conducted in open market transactions (which may include purchases pursuant to 10b5-1 plans), subject to restrictions under applicable law.
1
2
3
4

6
7

FS Investment Corporation: A Proven BDC
PROVEN
MANAGEMENT
•
Franklin Square: Leading BDC manager with $10 billion in AUM
1
•
GSO: Leading alternative credit manager with $65 billion in AUM
2
•
Partnership delivers competitive advantage and strong performance
PROVEN
STRATEGY
•
Global sourcing and execution capabilities across GSO / Blackstone’s entire platform
•
Focus on direct lending ($3.1 billion originated since FSIC’s inception)
3
•
Invest opportunistically in situations with potential for capital appreciation ($1.1 billion)
4
PROVEN
PERFORMANCE
•
Average annual GAAP return of 16.0% since inception
7
•
8.68% annualized distribution yield based on the last reported NAV
8
•
Seven distribution increases since inception
1 Assets under management include FSIC, FS Investment Corporation II (FSIC II) and FS Energy & Power Fund (FSEP) as of December 31, 2013.
2 GSO assets under management as of December 31, 2013.
3 Capital deployed in directly originated portfolio companies from inception to February 28, 2014.
4 Based on fair value as of February 28, 2014.
5 Senior debt includes senior secured loans – first lien, senior secured loans – second lien and senior secured bonds. Based on fair value as of February 28, 2014.
6 Weighted average effective interest rate as of December 31, 2013.
7 Average annual GAAP returns since inception through the quarter ended December 31, 2013. These returns are calculated in accordance with GAAP and equal the NAV per share as of the end of the applicable period, plus cash distributions declared during the relevant period, divided by the NAV per share as of the beginning of the applicable period. These returns represent the return on the fund’s investment portfolio rather than an actual return to stockholders. Past performance is not indicative of future results.
8 On March 31, 2014, FSIC’s board of directors determined to increase the amount of the regular monthly cash distribution payable to stockholders of record from $0.0720 per share to $0.07425 per share effective as of the regular cash distribution payable for April 2014. Distributions are not guaranteed and are subject to the discretion of the board of directors of FSIC.
5
•
Fully invested, floating-rate focused (72%)
4
, senior debt portfolio (83%)
5
•
Mature leverage profile with low-cost funding (2.8%)
6
and a BBB- rating with a positive outlook from S&P
•
Strong credit history
PROVEN
PORTFOLIO

Proven Management
PROVEN
MANAGEMENT
•
Franklin Square: Leading BDC manager with $10 billion in AUM
1
•
GSO: Leading alternative credit manager with $65 billion in AUM
2
•
Partnership delivers competitive advantage and strong performance
PROVEN
STRATEGY
PROVEN
PERFORMANCE
1 Assets under management include FSIC, FSIC II and FSEP as of December 31, 2013.
2 GSO assets under management as of December 31, 2013.

PROVEN
PORTFOLIO

• LEADING MANAGER OF
ALTERNATIVE INVESTMENTS
• LEADING FRANCHISES in credit,
private equity, real estate, hedge fund
solutions and financial advisory
• BRAND AND SCALE provides
exceptional access
• BLACKSTONE’S GROUP
PURCHASING ORGANIZATION
available to FSIC portfolio companies
• LEADING MANAGER OF
ALTERNATIVE CREDIT focused on
non-investment grade corporate debt
• GLOBAL PRESENCE with over 250
employees
2
• INVESTMENTS IN MORE THAN
1,100 corporate credits
2
• $17.9 BILLION in directly originated
transactions
2
• LARGEST MANAGER OF BDCs
1
• 60 BDC PROFESSIONALS
2
• SCALE allows for one-stop financing
solutions and low cost structure
• 310 PORTFOLIO COMPANIES
across entire BDC platform
3
Platform Provides a Competitive Advantage
SCALE BRAND
INVESTMENT
EXPERTISE
COMPETITIVE
ADVANTAGE
1 Based on total balance sheet assets as of December 31, 2013. Includes the assets of FSIC, FSIC II and FSEP.
2 As of December 31, 2013.
3 Includes portfolio companies of FSIC, FSIC II and FSEP as of December 31, 2013.

Franklin Square and GSO:
Five Years of Successful Collaboration
The sub-adviser
Identifies and originates investments
Diligences and recommends
investments to the adviser
Monitors and manages
credit aspects of investments
Provides trade execution, settlement
and back-office support
DUAL LEVEL
RISK MANAGEMENT
SPECIALIZATION
IN AREAS
OF EXPERTISE
The adviser
Directs all fund activities
Establishes investment guidelines
Reviews, approves and monitors
all investments
Monitors the performance
of the sub-adviser
Reports directly to the FSIC board

Adviser/Sub-Adviser Structure Creates Accountability
SYSTEM OF CHECKS AND BALANCES FOR OPTIMAL EXECUTION OF
INVESTMENT STRATEGY AND GOVERNANCE
FRANKLIN SQUARE’S ROLE
AS ADVISER:
• Responsible for making all investment
decisions based on recommendations
from the sub-adviser
• Directly accountable to the board of
directors
• Provides oversight and direction to the
sub-adviser
– Pipeline Reports
– Watch Lists
– Portfolio concentrations and diversification
– Management reporting
– Portfolio compliance testing (BDC
and RIC)
• Oversees and manages all aspects
and activities of FSIC
– SEC reporting
– Valuation and NAV calculation
– Budgeting and cash management
– Compliance
– Transfer agent
– Financial reporting and controls
9
Board of Directors
• Approves the investment advisory and sub-
advisory agreements annually
Franklin Square
• Registered investment adviser
• Manages all aspects of the fund
• Monitors sub-adviser to meet
investment objectives
GSO / Blackstone
• Registered investment adviser
• Identifies and originates
investments
• Monitors and manages credit
aspects of investments

Adviser/Sub-Adviser Structure
Creates Dual Levels of Risk Management
INVESTMENT APPROVAL PROCESS
• Franklin Square and GSO / Blackstone separately review and approve investments at each stage of the underwriting process
• Typically, an investment is rejected in Stage 1 or Stage 2 as most issues are generally surfaced early in the process
• The process for broadly syndicated investments is usually abbreviated, depending on the situation and risk profile
10
•
GSO / Blackstone sources
opportunities and conducts
preliminary due diligence
•
GSO / Blackstone provides
Franklin Square
an investment overview and
recommendation to dedicate
additional resources
for due diligence
•
GSO / Blackstone continues due
diligence and prepares a “Head’s Up”
memo
•
Members of Franklin Square investment,
finance and legal teams work with GSO /
Blackstone to determine the optimal
structure
•
GSO / Blackstone’s Investment Committee
reviews the investment. If unanimously
approved, GSO / Blackstone sends its
recommendation and a credit approval
memo to Franklin Square
•
Franklin Square’s Investment Committee
reviews all materials and makes a final
investment decision
Stage 1: Sourcing
Stage 2: Diligence
Stage 3: Final Approval

Franklin Square: An Overview
MANAGER OF THREE OF THE LARGEST BDCs
$10 billion
IN ASSETS UNDER MANAGEMENT
Largest BDC manager
IN THE WORLD
Over 170 employees
60 BDC PROFESSIONALS
Over 125,000
INVESTORS
• Leading manager of business development companies
• Commitment to transparency and best practices
• Investor-friendly incentive fee structure for FSIC
• Meaningful and ongoing sponsor commitment to all managed
funds
1 Based on total balance sheet assets as of December 31, 2013. Total balance sheet assets include the assets of FSIC, FSIC II and FSEP.
11
1
1
1

GSO Capital Partners: An Overview
$65 BILLION IN ASSETS, MANAGED PRIMARILY ON BEHALF OF
INSTITUTIONAL INVESTORS, WITH A  FOCUS ON BELOW INVESTMENT
GRADE CREDIT
1
12
Alternative Investment Funds
$33.9 billion AUM
Customized Credit
Strategies – Long Only
$31.0 billion AUM
$65.0 billion AUM
Rescue
Lending
$9.4bn
Mezzanine
Fund
$7.9bn
Event Driven
Credit
$6.4bn
CLOs
$20.5bn
Listed and
Commingled
Funds, SMAs
$10.5bn
FRANKLIN
SQUARE
BDCs
$10.2bn AUM
1 GSO assets under management, employee and investment figures as of December 31, 2013.
Credit platform of The
Blackstone Group
ONE OF THE LARGEST ALTERNATIVE
ASSET MANAGERS IN THE WORLD
Over 250 employees
LOCATED IN NEW YORK, HOUSTON,
LONDON AND DUBLIN
Over 100 investment
professionals
60+ FOCUSED ON ORIGINATIONS
25+ DEDICATED FULL TIME TO BDCs
(LARGEST FUND TEAM AT GSO /
BLACKSTONE)
Over 1,100 investments
IN CORPORATE CREDITS

Proven Strategy
•
Global sourcing and execution capabilities across GSO / Blackstone’s entire platform
•
Focus on direct lending ($3.1 billion originated since FSIC’s inception)
1
•
Invest opportunistically in situations with potential for capital appreciation ($1.1 billion)
2
13
PROVEN
MANAGEMENT
PROVEN
STRATEGY
PROVEN
PORTFOLIO
PROVEN
PERFORMANCE
Capital deployed in directly originated portfolio companies from inception to February 28, 2014.
Opportunistic investments based on fair value as of February 28, 2014.
1
2

GSO / Blackstone Resources Available to Help Maximize
Returns for FSIC Investors

PLATFORM
INVESTMENT EXPERTISE
Direct Originations
Global Leveraged Finance
Event Driven Credit
Rescue Lending
Mezzanine
Structured Credit (CLO)
Investments in over 1,100
corporate credits
Access to Blackstone’s
intellectual libraries
Access to Blackstone’s Group
Purchasing Organization
PEOPLE
250+ GSO employees
100+ investment professionals
60+ professionals focused on
originations
47 industry specialists
6 traders
PERFORMANCE
16.0% average annual
GAAP return since
FSIC’s inception
1 Average annual GAAP return since FSIC’s inception through the quarter ended December 31, 2013. These returns are calculated in accordance with GAAP and equal the NAV per share as of the end of the applicable period, plus cash distributions declared during the relevant period, divided by the NAV per share as of the beginning of the applicable period. These returns represent the return on the fund’s investment portfolio rather than an actual return to stockholders. Past performance is not indicative of future results.
1

DIRECT ORIGINATIONS
Investment Portfolio by Strategy
81% CORE INVESTMENT STRATEGIES
19% BROADLY SYNDICATED
15
OPPORTUNISTIC
• Average originated loan commitment for the
year ended 12/31/2013: $55.7 million
• Average EBITDA of portfolio companies
1
:
$39.0 million
• Average leverage through tranche
1
: 4.1x
• Annualized yield
2
: 10.0%
• Examples:
– Safariland
– Audio Visual Services
– American Energy
– CoSentry
– Klune
• Market price inefficiencies where the
market price is lower than the value
determined by our fundamental analysis
•
Opportunities may include event driven
investments, anchor orders and CLOs
•
Annualized yield
2
: 11.3%
• Source of liquidity to be used to fund
future core investments
• Potential source for direct origination
deal flow
• Annualized yield
2
: 9.4%
• Examples:
– McGraw-Hill Global
Education
– Smile Brands
– Totes Isotoner
• Examples:
– Eastman Kodak
– Sorenson
Communications
– ERC Ireland
– Caesars
Entertainment Resort
Properties
$3.1 BILLION OF CAPITAL DEPLOYED IN DIRECT
ORIGINATIONS SINCE INCEPTION ACROSS 51
PORTFOLIO COMPANIES
3
1
As of February 28, 2014.
2
Gross portfolio yield prior to leverage (based on amortized cost) – excluding non-income producing assets as of February 28, 2014.
3
Capital deployed in directly originated portfolio companies from inception to February 28, 2014.

Portfolio Transition Has Delivered Higher Investment
Yields and Higher Distributions to Investors
CORE INVESTMENT
STRATEGIES AS %
OF PORTFOLIO
1
2010 2011
2012
2013
1 Core investment strategies include investments classified as Directly Originated and Opportunistic as of December 31, 2010, 2011, 2012 and 2013, respectively, and February 28, 2014.
2 Yield spread is the difference between FSIC's gross annualized portfolio yield prior to leverage as disclosed in the company’s quarterly SEC filings and the Credit Suisse Leveraged Loan Index yield to a 3-year life. FSIC yield spread based on fair value as of December 31, 2010, 2011, 2012 and 2013, respectively, and February 28, 2014. The data regarding the Credit Suisse Leveraged Loan Index is for illustrative purposes only and is not indicative of any investment. An investment cannot be made directly in an index.
3 On March 31, 2014, FSIC’s board of directors determined to increase the amount of the regular monthly cash distribution payable to stockholders of record from $0.0720 per share to $0.07425 per share effective as of the regular cash distribution payable for April 2014. Distributions are not guaranteed and are subject to the discretion of the board of directors of FSIC.
4 Percentage increase in per share regular cash distributions during respective calendar year.
5 Based on fair value as of the relevant period end.
12% 42%
58%
79%
FSIC unlevered portfolio
yield
2
8.5% 10.4% 10.4% 10.1% 10.1%
Credit Suisse Leveraged
Loan Index Yield, 3-year life
6.6% 7.3% 5.9% 5.3% 5.1%
FSIC Spread Over
Syndicated Index
2
190 bps 310 bps 450 bps 480 bps 500 bps
Monthly Distribution
Amount per share 3
$0.064312 $0.067188 $0.0675 $0.072 $0.07425
Annualized Increase
in Distributions
4
+4.47% +0.46% +6.67% +3.13%
% Senior Secured
of Total Portfolio
5
89% 83% 81% 82% 83%

81%
FEBRUARY 28, 2014

GSO / Blackstone Has Long-Standing Relationships
with Private Equity Sponsors and Corporate Clients
GSO / BLACKSTONE’S SELECT NETWORK OF CLIENTS PROVIDES SIGNIFICANT SOURCING OPPORTUNITIES
AEA Investors
Access Capital Advisors
AIG Highstar
Altamont
Amaya Gaming Group
American Capital
Apex
Ares
Areva
Audax Group
Avista
Axa Private Equity
Bain Capital
Beecken Petty O’Keefe
Behrman Capital
Blackstone
Bruckman, Rosser, Sherrill
Carlyle
CD&R
Cerberus
Charlesbank Capital Partners
Chesapeake
CHS Capital
CIVC and Management
Clarion
Clayton Dubilier & Rice
Clearlake Capital
Crestview Partners
CVC Capital Partners
Cypress Group
Diamond Castle
DLJ Merchant Banking
Dunes Point
EIG
First Atlantic
Genstar
Golden Gate Capital
Goldman Sachs
Goldner Hawn Johnson Morrison
Gordon Brothers
Gores Capital
Graham Partners
Harvest Partners
Hellman & Friedman
Insight Equity
Investcorp
Jeff Gural
JLL Partners
Jupiter Partners
Kanders
Kolhberg Kravis Roberts
Leonard Green & Partners
Lincolnshire
Lion Capital
LS Power
Mid Europa Partners
Monitor Clipper Partners
Morgan Stanley
NANA Regional Corp.
Natural Gas Partners
Nautic Partners
NBC
Nova Capital Management
Oak Hill
Odyssey Investment Partners
Parthenon Capital
Permira
Plain Exploration
Platinum Equity
Quicksilver Resources
Ripplewood
Riverstone
Rockland Capital
Sequel Holdings
Siris Capital
Snow, Phipps Group
Sony / ATV
Southfield Capital
SPC Partners
Starwood Capital
Stephens Capital Partners
Summit Partners
TA Associates
Tailwind Capital
Tenaska Power Fund
Thomas Lee
TPG
Triangle Management
Vance Street
Vector
Vestar Capital
Victor Homes
Warburg Pincus
Wellspring

Proven Portfolio
PROVEN
MANAGEMENT
PROVEN
STRATEGY
PROVEN
PERFORMANCE
18
•
Fully invested, floating-rate focused (72%)
1
, senior debt portfolio (83%)
2
PROVEN
PORTFOLIO
•
Mature leverage profile with low-cost funding (2.8%)
3
and a BBB- rating with a positive outlook from S&P
•
Strong credit history
1
Based on fair value as of February 28, 2014.
2
Senior debt includes senior secured loans – first lien, senior secured loans – second lien and senior secured bonds. Based on fair value as of February 28, 2014.
3
Weighted average effective interest rate as of December 31, 2013.

FSIC’s Size Makes It an Immediately Relevant BDC
TOTAL ASSETS AND BOOK EQUITY OF SELECT BDCs
1
19
3rd largest
EXTERNALLY MANAGED BDC
Total assets and book equity of the ten largest externally managed BDCs by total assets. ARCC: Ares Capital Corporation; PSEC: Prospect Capital Corporation; FSIC: FS Investment Corporation;
AINV: Apollo Investment Corporation; FSC: Fifth Street Finance Corp.; SLRC: Solar Capital Ltd.; BKCC: BlackRock Kelso Capital Corp.; GBDC: Golub Capital BDC, Inc.; PNNT: PennantPark
Investment Corporation; NMFC: New Mountain Finance Corporation; TICC: TICC Capital Corp.
Total assets and book equity shown for FSIC in millions as of February 28, 2014. Total assets and book equity shown for ARCC, PSEC, AINV, FSC, SLRC, BKCC, GBDC, PNNT, NMFC and TICC in
millions as of December 31, 2013.
1
2
Total Assets (in millions)
2
Total Book Equity (in millions)
2

DIVERSIFIED ACROSS 20 INDUSTRIES
3
Floating-Rate, Senior Debt Focused Portfolio
FULLY-RAMPED PORTFOLIO HISTORY OF DOWNSIDE PROTECTION
ASSET CLASS 2/28/2014 12/31/2013
Senior Secured Loans —
First Lien
51% 51%
Senior Secured Loans —
Second Lien
22% 22%
Senior Secured Bonds 10% 9%
Subordinated Debt 10% 10%
Collateralized Securities 3% 4%
Equity/Other 4% 4%
TOP 5 INDUSTRIES, BASED ON FAIR VALUE
Capital Goods 21%
Energy 11%
Consumer Services 11%
Software & Services 9%
Commercial & Professional Services 8%
INVESTMENT PORTFOLIO
20
159
PORTFOLIO COMPANIES
1
10.1%
UNLEVERED PORTFOLIO
YIELD
2
72%
OF INVESTMENTS PAY
FLOATING INTEREST RATES
1
0%
OF INVESTMENTS ON
NON-ACCRUAL
1
$203 million
OF CUMULATIVE GAINS IN EXCESS
OF CUMULATIVE LOSSES
4
91%
OF INVESTMENTS PERFORMING
BETTER OR ACCORDING TO PLAN
5
1
As of February 28, 2014.
2
Gross portfolio yield prior to leverage based on amortized cost as of February 28, 2014.
3
As of December 31, 2013.
4
Cumulative realized and unrealized gains less cumulative realized and unrealized losses, excluding gains and losses associated with a total return swap and foreign exchange transactions, since inception through
December 31, 2013.
5
Based on FB Income Advisor’s investment rating system. As of December 31, 2013, 12% of investments at fair value were exceeding expectations, 79% of investments were performing according to plan, 8% of investments required closer monitoring, 1% of investments were underperforming with some loss of interest or dividend possible and 0% of investments were underperforming with expected loss of interest and some principal. For more information on FB
Income Advisor’s investment rating system, please refer to FSIC’s SEC filings.

Low Cost of Leverage Allows for Focus on Senior Debt
FACILITIES AS OF FEBRUARY 28, 2014
TYPE OF
FACILITY
RATE
FACILITY
AMOUNT
MATURITY
DATE
(in thousands)
Citibank Credit Facility Revolving L + 1.75% $550,000 August 29, 2015
Deutsche Bank Credit Facility Revolving L + 1.50% $125,000 December 20, 2014
J.P. Morgan Facility Repurchase 3.25% $950,000 April 15, 2017
Wells Fargo Credit Facility
1
Revolving L + 1.50% to 2.50% $300,000 May 17, 2017
Total debt outstanding under debt facilities $1,688,482
Debt/equity ratio 63.1%
% of debt outstanding at fixed interest rates 56.3%
% of debt outstanding at variable interest rates 43.7%
Gross annualized portfolio yield prior to leverage
2
10.1%
Weighted average effective interest rate
3
2.8%
Net interest margin 730 bps
21
CREDIT PROFILE
• On March 28, 2014, FSIC received a BBB- rating with a positive outlook from S&P
• 56.3% of debt outstanding as of February 28, 2014 was at a fixed interest rate of 3.25%
1
On March 11, 2014, FSIC entered into an amendment to the Wells Fargo Credit Facility. The amendment increased the maximum commitments under the credit facility from $250 million to $300 million and decreased from
2.75% to 2.50% the applicable spread above LIBOR that is payable on the portion of outstanding advances under the credit facility attributable to “Traditional Middle Market Loans,” “Fixed Rate Loans” and “Second Lien
Loans,” in each case as defined in the credit facility. No other material terms of the credit facility changed in connection with the amendment.
2
Gross portfolio yield prior to leverage based on amortized cost as of February 28, 2014.
3
Weighted average effective interest rate as of December 31, 2013.

Proven Performance
PROVEN
MANAGEMENT
PROVEN
STRATEGY
PROVEN
PERFORMANCE
•
Average annual GAAP return of 16.0% since inception
1
•
8.68% annualized distribution yield based on the last reported NAV
2
•
Seven distribution increases since inception
22
PROVEN
PORTFOLIO
1
2
Average annual GAAP returns since inception through the quarter ended December 31, 2013. These returns are calculated in accordance with GAAP and equal the NAV per share as of the end of the applicable period, plus cash distributions declared during the relevant period, divided by the NAV per share as of the beginning of the applicable period. These returns represent the return on the fund’s investment portfolio rather than an actual return  to stockholders. Past performance is not indicative of future results.
On March 31, 2014, FSIC’s board of directors determined to increase the amount of the regular monthly cash distribution payable to stockholders of record from $0.0720 per share to $0.07425 per share effective as of the regular cash distribution payable for April 2014. Distributions are not guaranteed and are subject to the discretion of the board of directors of FSIC.

FSIC’s Performance Compares Favorably to Its Peers
TOTAL RETURN COMPARISON OF FSIC TO PUBLIC BDC PEERS
• FSIC has generated a 16.0% average annual GAAP return since inception
1
• FSIC has been able to achieve market leading returns while maintaining a focus on senior debt (83% of investments)
by consistently generating realized gains in the portfolio (cumulative gains exceed cumulative losses since inception by
$203 million
2
)
TOTAL RETURN
SINCE 2009
% OF SECURED
DEBT
3
ARES CAPITAL CORPORATION 19.6% 85%
4
FS INVESTMENT CORPORATION 16.0% 83%
BLACKROCK KELSO CAPITAL CORPORATION 12.2% 62%
PENNANTPARK INVESTMENT CORPORATION 11.6% 60%
APOLLO INVESTMENT CORPORATION 8.2% 51%
FIFTH STREET FINANCE CORP. 7.4% 81%
PROSPECT CAPITAL CORPORATION 7.0% 75%
AVERAGE OF COMPETITORS (EXCLUDES FSIC) 11.0% 69%
23
1
2
3
4
Returns shown are GAAP returns, which are calculated by adding NAV per share as of the end of the applicable period, plus cash distributions declared during the relevant period, and dividing the total by NAV per share as of the beginning of the applicable period. The total return represents the total return on an investment portfolio during the applicable period and does not represent an actual return to stockholders. GAAP returns shown are from FSIC inception on January 2, 2009 through December 31, 2013. Based on public filings. Past performance is not indicative of future results.
Cumulative realized and unrealized gains less cumulative realized and unrealized losses, excluding gains and losses associated with a total return swap and foreign exchange transactions, since inception through
December 31, 2013.
Percentage of secured debt for FSIC based on fair value as of February 28, 2014. Percentage of secured debt for Ares Capital Corporation, BlackRock Kelso Capital Corporation, PennantPark Investment Corporation,
Apollo Investment Corporation, Fifth Street Finance Corp. and Prospect Capital Corporation based on fair value as of December 31, 2013. Secured debt consists of first lien senior secured loans, second lien senior secured loans and senior secured bonds. Based on public filings.
Ares Capital Corporation secured debt percentage includes subordinated certificates of the Senior Secured Loan Fund LLC (“SSLP”). Excluding SSLP subordinated certificates, Ares’s secured debt percentage based on fair value is 62%.

$0.05
$0.07
$0.07
$0.01
$0.02
$0.015
$0.05
$0.00
$0.02
$0.04
$0.06
$0.08
$0.10
$0.12
$0.14
Jan-09 Jul-09 Jan-10 Jul-10 Jan-11 Jul-11 Jan-12 Jul-12 Jan-13 Jul-13 Jan-14
Regular cash distributions per share
Special cash distributions per share
Consistent Distributions with a History of Growth
FSIC DISTRIBUTION HISTORY
1
• Since inception, FSIC investors have received:
- 9 special cash distributions
2
(with intent to declare 2 additional special cash distributions)
3
- 8 special stock distributions
- 7 regular cash distribution increases
4
• All distributions have been paid from net investment income and/or capital gains
• Last declared a monthly distribution of $0.07425 per share
4
; 8.68% annualized distribution yield based on last reported NAV
• As of December 31, 2013, FSIC had approximately $0.53 per share of undistributed net investment income and realized capital gains
- On March 31, 2014, FSIC’s board of directors expressed its intent to declare two $0.10 per share special cash distributions
3
24
$4.28 CUMULATIVE CASH DISTRIBUTIONS PER SHARE SINCE INCEPTION
5
1
Distributions are not guaranteed and are subject to the discretion of FSIC’s board of directors.
2
The months of April 2010 and October 2011 each included two declared special cash distributions.
3
On March 31, 2014, FSIC’s board of directors expressed its intent to declare two special cash distributions, each in the amount of $0.10 per share, that will be paid on August 15, 2014 and November 14, 2014 to stockholders of record as of July 31, 2014 and October 31, 2014, respectively.
4
On March 31, 2014, FSIC’s board of directors determined to increase the amount of the regular monthly cash distribution payable to stockholders of record from $0.0720 per share to $0.07425 per share effective as of the regular cash distribution payable for April 2014. Distributions are not guaranteed and are subject to the discretion of the board of directors of FSIC.
5
Cumulative distributions per share since FSIC inception through March 3, 2014. Assumes an investor participated in the distribution reinvestment plan and includes all regular cash distributions and special cash distributions and is adjusted for special stock distributions.

Opportunities for Future Growth

STRONG DISTRIBUTION COVERAGE
• Currently distribute $0.22 per share per quarter ($0.07425 per month) versus Q4 2013 adjusted NII per share of $0.24
• Distributions covered 100% from adjusted net investment income in
2013
• FSIC has accumulated $0.53 per share of undistributed NII and realized capital gains on a tax basis
OPTIMIZE USE OF NON-QUALIFIED ASSETS
• 16% of FSIC’s investments are classified as non-qualified assets, well below the regulatory limit (30%)
• Excess capacity gives flexibility to pursue quality growth investment opportunities across the entire investment universe, not simply those that are qualified BDC assets
• Non-U.S. based opportunities are one area of potential interest given GSO’s position as a leading non-bank lender in Europe
CONTINUED MIGRATION INTO CORE STRATEGIES
• Future core investments are expected to be funded from the monetization of syndicated investments (19% at fair value)
• Transition to core strategies expected to allow portfolio yield to grow without need for additional debt or new equity
ACCESS TO GSO’S GLOBAL PLATFORM
• GSO / Blackstone’s investment expertise, people and platform bring unique investment opportunities to FSIC
• Access to Blackstone’s Group Purchasing Organization program is a competitive advantage in winning new business
• Opportunistic investments ($1.1 billion at fair value) have meaningfully higher yields (11.3%) and potential for capital appreciation
• Equity co-investment opportunities ($180 million at fair value) can lead to further NAV appreciation
2
1
3
3
3
4
1
Adjusted net investment income is the net per share increase (decrease) in net investment income excluding the capital gains incentive fee attributable to unrealized gains and excise taxes.
2
As of December 31, 2013. On March 31, 2014, FSIC’s board of directors expressed its intent to declare two special cash distributions, each in the amount of $0.10 per share, that will be paid on August 15, 2014 and
November 14, 2014 to stockholders of record as of July 31, 2014 and October 31, 2014, respectively.
3
As of February 28, 2014.
4
As of December 31, 2013.

FSIC's Value Proposition
PROVEN
STRATEGY
PROVEN
PORTFOLIO
PROVEN
PERFORMANCE
110%
cumulative
total return
2
8.68%
annualized
distribution rate
1
16.0%
average annual
GAAP return
2
• Fully invested, floating-rate focused, senior debt portfolio
• Mature leverage profile with low cost funding
• Strong credit history
• Global sourcing and execution capabilities across GSO /  Blackstone platform
• Focus on direct lending
• Invest opportunistically in situations with potential for capital appreciation
PROVEN
MANAGEMENT
1 Based on FSIC’s last reported NAV per share of $10.27 and FSIC’s monthly distribution amount of $0.07425 per share. Distributions are not guaranteed and are subject to the discretion of FSIC’s board of directors.
2 Cumulative and average annual GAAP returns since inception through the quarter ended December 31, 2013. These returns are calculated in accordance with GAAP using NAV performance and cash distributions declared during the relevant period and represent the return on the fund’s investment portfolio rather than an actual return to stockholders. Past performance is not indicative of future results.

Appendix – MANAGEMENT TEAM BIOGRAPHIES

Franklin Square Capital Partners Executives
MICHAEL C. FORMAN
CHAIRMAN & CEO
FS INVESTMENT CORPORATION
GERALD F. STAHLECKER
PRESIDENT,
FS INVESTMENT CORPORATION
ZACHARY KLEHR
EXECUTIVE VICE PRESIDENT,
FS INVESTMENT CORPORATION
SEAN COLEMAN
MANAGING DIRECTOR,
FS INVESTMENT CORPORATION
WILLIAM GOEBEL
CHIEF FINANCIAL OFFICER,
FS INVESTMENT CORPORATION
Michael Forman is the Chairman,
CEO and co-founding partner  of
Franklin Square Capital Partners
and FS Investment Corporation and
Chairs the Investment Committee of
the Adviser for FS Investment
Corporation.
Prior to founding Franklin Square,
Mr. Forman built a number of other
successful businesses in the
private equity and debt, financial
services and investment
management industries. He was
previously a senior partner in the
Corporate and Securities
Department at the Philadelphia-
based law firm of Klehr, Harrison,
Harvey, Branzburg & Ellers LLP,
where he practiced for over 15
years.
Mr. Forman is also a member of a
number of civic and charitable
boards in the Philadelphia
community.
Mr. Forman received a B.A. from
the University of Rhode Island,
where he graduated summa cum
laude and was elected Phi Beta
Kappa, and received a J.D. from
Rutgers University.
Gerald F. Stahlecker is the
President and serves on the
Investment Committee of the
Adviser for FS Investment
Corporation.
Prior to joining Franklin Square,
Mr. Stahlecker was a founding
partner, Managing Director, Chief
Operating Officer and Co-Chair of
the Investment Committee of
Radcliffe Capital Management, an
investment advisory firm that
manages hedge funds and
separately managed accounts for
institutional investors. Prior to
Radcliffe, Mr. Stahlecker practiced
corporate and securities law as an
attorney at Klehr, Harrison,
Harvey, Branzburg & Ellers LLP
representing institutional investors
pursuing structured equity and
debt investments in public and
private companies.
Mr. Stahlecker received a B.S.
from the Tepper School of
Business at Carnegie Mellon
University and a J.D. from
Villanova University Law School.
Zachary Klehr is an Executive
Vice President and serves on the
Investment Committee of the
Adviser for FS Investment
Corporation.
Prior to joining Franklin Square,
Mr. Klehr was a Vice President
at Versa Capital Management,
a private equity firm with
approximately $1 billion in assets
under management. At Versa, he
sourced, underwrote, negotiated,
structured and managed
investments in middle-market
distressed companies, special
situations and distressed debt.
Prior to Versa, Mr. Klehr spent
five years at Goldman, Sachs &
Co. where he worked on
leveraged buyouts, acquisitions
and equity and debt financings for
Goldman Sachs' private equity
clients.
Mr. Klehr received an M.B.A. with
honors from the Wharton School
of the University of Pennsylvania
and a B.A. (cum laude), also from
the University of Pennsylvania.
Sean Coleman is a Managing
Director and serves on the
Investment Committee of the
Adviser for FS Investment
Corporation.
Before joining Franklin Square,
Mr. Coleman worked at Golub
Capital for eight years, where
he served in various capacities,
including as a managing
director in the direct lending
group and as chief financial
officer and treasurer of Golub
Capital BDC. Before he joined
Golub Capital in 2005, Mr.
Coleman worked in merchant
banking and investment
banking, including at Goldman,
Sachs & Co. and Wasserstein
Perella & Co.
Mr. Coleman earned a B.A. in
History from Princeton
University and an M.B.A. with
Distinction from Harvard
Business School.
William Goebel joined Franklin
Square in February 2011 where
he serves as Chief Financial
Officer of FS Investment
Corporation. Mr. Goebel brings
over 13 years of accounting and
auditing experience with areas
of focus in fair valuation, SEC
reporting and new fund
offerings.
Prior to joining the company,
Mr. Goebel held a senior
manager audit position with
Ernst & Young LLP in the firm's
asset management practice and
was responsible for the audits
of RICs, private investment
partnerships, investment
advisers and broker dealers. Mr.
Goebel began his career as an
auditor at Tait, Weller and
Baker.
Mr. Goebel received a B.S. in
Economics from the Wharton
School of the University of
Pennsylvania. He is a CFA
Charterholder and a certified
public accountant.

GSO Capital Partners Executives Focused on FSIC
DOUGLAS I. OSTROVER
SENIOR MANAGING DIRECTOR AND
CO-FOUNDER,
GSO / BLACKSTONE
Before co-founding GSO Capital
Partners in 2005, Mr. Ostrover was a
Managing Director and Chairman of the
Leveraged Finance Group of CSFB
where he was responsible for all of
CSFB's origination, distribution and
trading activities relating to high yield
securities, leveraged loans, high yield
credit derivatives and distressed
securities. Mr. Ostrover joined CSFB in
November 2000 when CSFB acquired
DLJ, where he was a Managing Director
in charge of High Yield and Distressed
Sales, Trading and Research.
Mr. Ostrover received a B.A. in
Economics from the University of
Pennsylvania and an M.B.A. from the
Stern School of Business of New York
University.
BENNETT J. GOODMAN
SENIOR MANAGING DIRECTOR AND
CO-FOUNDER,
GSO / BLACKSTONE
Bennett Goodman is a Senior Managing
Director of The Blackstone Group, and
current member of the Blackstone
Management Committee.
Before co-founding GSO Capital Partners
in 2005, Mr. Goodman was a Founder
and Managing Partner of the Alternative
Capital Division of Credit Suisse (CSFB)
where he was responsible for overseeing
$33 billion of assets under management
in private equity and credit oriented
strategies. He joined CSFB in November
2000 when CSFB acquired DLJ, where
he joined in 1988 as the founder of the
High Yield Capital Markets Group and
Served as Global Head of Leveraged
Finance.
Mr. Goodman graduated from Lafayette
College and the Harvard Business
School.
TRIPP SMITH
SENIOR MANAGING DIRECTOR AND
CO-FOUNDER,
GSO / BLACKSTONE
Before co-founding GSO Capital Partners
in 2005, Mr. Smith was Global Head of
the Capital Markets Group within
the Alternative Capital Division of CSFB.
Mr. Smith joined CSFB in November 2000
when it acquired DLJ, where he was
Global Head of High Yield Capital
Markets. Mr. Smith had been a member of
DLJ's high yield team since he joined the
firm in 1993. Prior to that, Mr. Smith
worked for Smith Barney and Drexel
Burnham Lambert.
Mr. Smith received a B.B.A. in
Accounting from the University of Notre
Dame.
BRAD MARSHALL
MANAGING DIRECTOR,
GSO / BLACKSTONE
SENIOR PORTFOLIO MANAGER, FS
INVESTMENT CORPORATION
Mr. Marshall serves as a Senior
Portfolio Manager for FS Investment
Corporation and is a member of GSO /
Blackstone Debt Funds Management’s
Investment Committee.
Before joining GSO Capital Partners in
2005, Mr. Marshall worked in various
roles at RBC Capital Market’s
Alternative Investments Unit at Royal
Bank of Canada, including fixed income
high yield research and business
development within RBC's private equity
funds effort. Prior to RBC, Mr. Marshall
helped develop a private equity funds
business for TAL Global, a Canadian
asset management division of CIBC,
and prior to that, he co-founded a
microchip verification software company
where he served as chief financial
officer.
Mr. Marshall received an M.B.A. from
McGill University in Montreal and a B.A.
with honors in Economics from Queen's
University in Kingston, Canada.
DANIEL H. SMITH
SENIOR MANAGING DIRECTOR, GSO /
BLACKSTONE
Mr. Smith is the Group Head of GSO /
Blackstone Debt Funds Management and
is a member of its Investment Committee.
Before joining GSO Capital in 2005,
Mr. Smith was Managing Partner and Co-
head of RBC Capital Market’s Alternative
Investments Unit at Royal Bank of
Canada in New York. Mr. Smith joined
RBC in 2001 from Indosuez Capital, a
division of Crédit Agricole Indosuez, where
he was a Co-Head and Managing Director
overseeing the firm’s debt investments
business and merchant banking activities.
He began his career in investment
management in 1987 at Van Kampen
American Capital where he focused on
below investment grade corporate debt.
Mr. Smith received a B.S. in Petroleum
Engineering from the University of
Southern California and a Masters in
Management from the J.L. Kellogg
Graduate School of Management at
Northwestern University.
29